                             LETTER OF TRANSMITTAL

                                   TO TENDER
        UNREGISTERED 11 3/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2005

                                       OF

                         INTERNATIONAL WIRE GROUP, INC.
   PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED                , 1997

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON             , 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
OFFER IS EXTENDED BY THE COMPANY.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         For Information by Telephone:

  By Registered or Certified Mail, by       By Facsimile Transmission (for
Hand, or by Overnight Delivery Service:      Eligible Institutions only):
                                               (Facsimile Confirmation)

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     IF YOU WISH TO EXCHANGE UNREGISTERED 11 3/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2005, FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF REGISTERED 11 3/4% SERIES B SENIOR SUBORDINATED NOTES DUE 2005, PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                          SIGNATURES MUST BE PROVIDED

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

----------------------------------------------------------------------------------------------------
                                 DESCRIPTION OF TENDERED OLD NOTES
----------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE
                                                                                      PRINCIPAL
      NAME(S) AND ADDRESS(ES) OF REGISTERED OWNERS(S)            CERTIFICATE           AMOUNT
                 (PLEASE FILL IN, IF BLANK)                       NUMBER(S)           TENDERED
----------------------------------------------------------------------------------------------------

                                                              --------------------------------------

                                                              --------------------------------------

                                                              --------------------------------------

                                                              --------------------------------------

                                                              --------------------------------------
                                                                     Total Principal Amount
                                                                        of Notes Tendered
----------------------------------------------------------------------------------------------------

LADIES AND GENTLEMEN:

     1. The undersigned hereby tenders to International Wire Group, Inc., a Delaware corporation (the "Company"), the 11 3/4% Series B Senior Subordinated Notes Due 2005 (the "Old Notes"), described above pursuant to the Company's offer of $1,000 principal amount of 11 3/4% Series B Senior Subordinated Notes Due 2005 (the "New Notes"), in exchange for each $1,000 principal amount of the Old Notes, upon the terms and subject to the conditions contained in the Registration Statement on Form S-1 filed by the Company and the subsidiaries of the Company guaranteeing the New Notes with the Securities and Exchange Commission as amended (the "Registration Statement"), and the accompanying
Prospectus dated             , 1997 (the "Prospectus"), receipt of which is
hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

     2. The undersigned hereby represents and warrants that it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Notes.

     3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     4. The undersigned hereby represents and warrants that:

          (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

          (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

          (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes; and

          (iv) neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     5. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

     6. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in Item 4 above, elect to have its Old Notes registered in the shelf registration described in the Exchange and Registration Rights Agreement, dated as of June 17, 1997, among the Company, the subsidiaries of the Company signatories thereto, Chase Securities Inc. and BT Securities Corporation in the form filed as an exhibit to the Registration Statement (the "Registration Agreement") (all terms used in this Item 6 with their initial letters capitalized, unless otherwise defined herein, shall have the meanings given them in the Registration Agreement). Such election may be made by checking the box under "Special Registration Instructions" on page A-3. By making such election, the undersigned agrees, as a holder of Registrable Securities participating in a Shelf Registration, to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, and the Company, its directors and officers who sign a Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as such Prospectus may be amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to such information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

     7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     8. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the New Notes in the name of the undersigned.

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

     To be completed ONLY IF the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

        Mail [ ]  Issue [ ]  (check appropriate boxes) certificates to:

Name
    --------------------------------------------------------------------
                                (Please Print)

Address
       ------------------------------------------------------------------

       ------------------------------------------------------------------

       ------------------------------------------------------------------
                              (Including Zip Code)

                       SPECIAL REGISTRATION INSTRUCTIONS
                                  (SEE ITEM 5)

     To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Old Notes in the shelf registration described in the Registration Agreement, and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in
Item 5 above.

     [ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Old Notes registered pursuant to the shelf registration described in the Registration Agreement, and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 5 above.

                       SPECIAL BROKER-DEALER INSTRUCTIONS
                                  (SEE ITEM 5)

     [ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name
    ----------------------------------------------------------------------------
                                    (Please Print)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

                                   SIGNATURE

     To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X
  ------------------------------------------------------------------------------

X
  ------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE

Dated:
      --------------------------------------------------------------------------

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------------

               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated:
      --------------------------------------------------------------------------

              PLEASE READ THE INSTRUCTIONS ON THE FOLLOWING PAGE,
                WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Delivery Instructions" above has not been completed or the Old Notes described above are tendered for the account of an Eligible Institution.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

     THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Notes.

     If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     4. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDERED BY BOOK-ENTRY TRANSFER). If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Tendered Old Notes." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     6. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be resolved by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Please provide the Exchange Agent (as payer) with the exchanging holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the exchanging holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must make a statement, signed under penalties of perjury, attesting to the individual's exempt status and providing his, her or its name and address. Such statements may be obtained from the Exchange Agent. See the enclosed "Form W-9 Instructions" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any payments made to the holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a holder with respect to Old Notes or New Notes, a holder must provide the Exchange Agent with his, her or its correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, or (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding (see part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder should give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Form W-9 Instructions" for additional guidelines on which number to report.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE PLAN. PLEASE REVIEW THE ENCLOSED FORM W-9 INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                              SUBSTITUTE FORM W-9

       PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY, AS EXCHANGE AGENT

------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                                 PART 1 -- PLEASE PROVIDE YOUR TIN IN THE
 FORM W-9                                   BOX AT RIGHT AND CERTIFY BY SIGNING AND   ------------------------------------
 Please fill in your name                   DATING BELOW                              Social security number
 and address below.                                                                   OR

                                                                                      ------------------------------------
                                                                                      Employer identification number
                                           ------------------------------------------------------------------------------------

                                            PART 2 -- Certification -- Under Penalties of Perjury, I certify that:
 -------------------------------                                                                             PART 3 --
 Name                                       (1) The number shown on this form is my correct Taxpayer
-------------------------------                                                                              Awaiting TIN  [ ]
 Address (number and street)                    Identification Number (or I am waiting for a number to be
 -------------------------------                issued to me) and                                            ---------------------
 City, State and Zip Code
                                            (2) I am not subject to back-up withholding either because (a) I PART 4 --
                                                                                                             Exempt  [ ]
                                                am exempt from back-up withholding or (b) I have not been
                                                notified by the Internal Revenue Service ("IRS") that I am subject to back-up withholding as a result of failure to
                                                report all interest or dividends, or (c) the IRS has
                                                notified me that I am no longer subject to back-up
                                                withholding.
                                           ------------------------------------------------------------------------------------

 DEPARTMENT OF THE TREASURY                 CERTIFICATION INSTRUCTIONS -- you must cross out item (2) in Part 2 above if you have
 INTERNAL REVENUE SERVICE                   been notified by the IRS that you are subject to back-up withholding because of underreporting interest or dividends on your tax return. However, if after being
 PAYER'S REQUEST FOR TAXPAYER               notified by the IRS that you were subject to back-up withholding, you received another
 IDENTIFICATION NUMBER (TIN)                notification from the IRS stating that you are no longer subject to back-up withholding, do not cross out item (2). If you are exempt from back-up withholding, check the box in Part 4 above.
                                            SIGNATURE ----------------------------------------   DATE----------------, 1997
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT HERETO. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

--------------------------------------------    --------------------------, 1997
Signature                                                        Date